Reserve Yield Plus Fund

of Reserve Short-Term Investment Trust

Supplement dated November 30, 2007

to Prospectus

dated July 27, 2007

The last paragraph of the section entitled “How to Buy Shares - Payment for Shares” on page 10 of the Prospectus is replaced in its entirety with the following:

Your order will be priced at the Fund’s NAV calculated on the day of receipt if we, or an authorized financial intermediary who has a sales agreement with the Fund’s distributor, receive your properly completed order before the cut-off time and your payment by federal wire is received on the same day, and you will earn dividends beginning on that day. If you pay for shares by check, your order will be priced at the NAV calculated on the day we, or an authorized financial intermediary who has a sales agreement with the Fund’s distributor, receive your properly completed order and your payment by check before the cut-off time. Share purchases by check begin earning dividends when the check is converted into federal funds (normally the business day after the check is received). Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

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Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received. Consequently, the third sentence in the second paragraph under the section entitled “Dividends, Distributions & Taxes” on page 17 of the Prospectus does not apply.

Shareholders should retain this Supplement for future reference.